IGO CORPORATION

                             SECURED LOAN AGREEMENT


         This Secured Loan Agreement is made as of January 2, 2001 by and between iGo Corporation, a Delaware corporation (the "COMPANY") and Kenneth W. Hawk ("BORROWER").

                                    RECITALS

         Borrower desires to borrow, and the Company desires to lend to Borrower up to an aggregate of $306,100.00 (the "BORROWED AMOUNT"). The parties desire that such loan shall be secured by a number of shares of the Company's Common Stock currently held by Borrower (directly or in trust) equal to two (2) times the Borrowed Amount divided by the closing sales price of the Company's Common Stock on the Nasdaq National Market on the date hereof (rounded to the nearest whole share and as adjusted for subsequent stock splits, reverse stock splits and recapitalizations, the "SHARES") on the terms and conditions contained herein.

         NOW, THEREFORE, it is agreed as follows:

         1. AGREEMENT TO LEND. Subject to the terms and conditions contained herein and upon execution of this Agreement, the Company agrees to issue to Borrower a check or other readily available funds in the Borrowed Amount upon the date of this Agreement.

         2. PROMISSORY NOTE. In consideration of the Company's delivery of the Borrowed Amount, Borrower will execute a secured promissory note in the form attached hereto as EXHIBIT A (a "NOTE"), in the principal amount of such Borrowed Amount and bearing interest at the rate set forth therein, compounded annually.

         3. SECURITY AGREEMENT. Borrower will additionally execute the Security Agreement in the form attached hereto as EXHIBIT B (the "SECURITY AGREEMENT") as security for Borrower's obligation to repay the Borrowed Amount, and will deliver, or cause to be delivered, all certificates representing Shares to the Company or its designee as pledgeholder of the Shares, together with such other documents of assignment and other documents as may be reasonably requested by the Company. The Shares will be held by the Company or its designee as pledgeholder and shall be released according to the terms of the Security Agreement.

         4. SUCCESSORS OR ASSIGNS. Borrower and the Company agree that all of the terms of this Agreement shall be binding on their successors and assigns, and that the term "Borrower" and the term "Company" as used herein shall be deemed to include as to each party, for all purposes, the designees, successors, assigns, heirs, executors and administrators of such party.

         5. GOVERNING LAW. This Agreement shall be interpreted and governed under the commercial laws of the State of Nevada and the Delaware General Corporation Law.

         6. AMENDMENT. This Agreement may be amended only by a written instrument signed by the Company and the Borrower hereto.

         7. WAIVER OF CONFLICTS. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES THAT HALE LANE PEEK DENNISON HOWARD AND ANDERSON, COUNSEL FOR THE COMPANY, AND CERTAIN ATTORNEYS THEREOF (COLLECTIVELY, "HALE LANE"), HAVE IN THE PAST PERFORMED AND MAY CONTINUE TO PERFORM LEGAL SERVICES FOR THE COMPANY AND FOR BORROWER. ACCORDINGLY, EACH PARTY TO THIS AGREEMENT HEREBY (a) ACKNOWLEDGES THAT HE/IT HAS HAD AN OPPORTUNITY TO ASK FOR INFORMATION RELEVANT TO THIS DISCLOSURE; AND (b) GIVES HIS/ITS INFORMED CONSENT TO (i) HALE LANE'S REPRESENTATION OF BORROWER IN MATTERS OTHER THAN THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND (ii) HALE LANE'S REPRESENTATION OF THE COMPANY IN CONNECTION WITH THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND SUCH OTHER LEGAL MATTERS AS THE COMPANY MAY REQUEST.

         IN WITNESS WHEREOF, the parties hereto have executed this Secured Loan Agreement as of the day and year first above written.

         "BORROWER"                         KENNETH W. HAWK



                                            /s/ Ken Hawk
                                            ------------------------------------
                                            (Signature)

                                            Address: 4375 Meadowgate Trail
                                                     Reno, NV  89509


         "COMPANY"                          IGO CORPORATION


                                            By: /s/ Richard M. Shaff
                                                --------------------------------

                                            Title: CFO
                                                   -----------------------------

                                            Address: 9393 Gateway Drive
                                                     Reno, NV  89511

                                    EXHIBIT A

                                  SECURED NOTE


$306,100.00                                                         RENO, NEVADA
                                                                 JANUARY 2, 2001

         FOR VALUE RECEIVED, Kenneth W. Hawk promises to pay to iGo Corporation, a Delaware corporation (the "COMPANY"), the principal sum of THREE HUNDRED SIX THOUSAND ONE HUNDRED AND NO/100 DOLLARS ($306,100.00), together with interest on the unpaid principal hereof from the date hereof at the rate of 10.5% per annum, compounded annually.

         All principal and accrued interest shall be due and payable in full on demand at any time after the earliest to occur of (a) July 2, 2001, or (b) if July 2, 2001 falls within a Company designated "blackout" period, the last day a trade can be made prior to the commencement of such "blackout" period*, or (c) termination of all employment or consulting relationships of the undersigned with the Company for any reason (or for no reason). Payments of principal and interest shall be made in lawful money of the United States of America and shall be credited first to the accrued interest, with the remainder applied to principal.

         The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

         This Note is subject to the terms of a Secured Loan Agreement, dated as of the date hereof, by and between the Company and the undersigned, and is secured by a pledge of Common Stock of the Company under the terms of a Security Agreement dated the date hereof and is subject to all the provisions thereof.

         Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned. The undersigned hereby waives notice of default, presentment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument other than demand for payment set forth above.

         The holder of this Note shall have full recourse against the maker, and shall not be required to proceed against the collateral securing this Note in the event of default.



                                                   /s/ Ken Hawk
                                          --------------------------------------
                                          Kenneth W. Hawk

--------------
* The maker understands that under the Company's current insider trading policy, the Company's "blackout" period begins on the 11th day of the last month of each calendar quarter and ends at the close of business on the second day following publication of operating results for the prior calendar quarter. Under the current policy, the Company's second quarter "blackout" period would begin on June 11, 2001 and end after two days following publication of the operating results for the June quarter.

                                    EXHIBIT B

                               SECURITY AGREEMENT



         This Security Agreement is made as of January 2, 2001 between iGo Corporation, a Delaware corporation ("PLEDGEE"), and Kenneth W. Hawk ("PLEDGOR").

                                    RECITALS

         Pledgee has loaned or will loan to Pledgor, and Pledgor has borrowed or will borrow from Pledgee, up to an aggregate of $306,100.00, which loan is or shall be evidenced by a promissory note (the "NOTE") and is to be secured by a number of shares of the Company's Common Stock currently held by Borrower (directly or in trust) equal to two (2) times the Borrowed Amount divided by the closing sales price of the Company's Common Stock on the Nasdaq National Market on the date hereof (rounded to the nearest whole share and as adjusted for subsequent stock splits, reverse stock splits and recapitalizations, the "SHARES"). The form of Note and the obligations thereunder are as set forth in EXHIBIT A to the Secured Loan Agreement between Pledgor and Pledgee, dated the date hereof.

         NOW, THEREFORE, it is agreed as follows:

         1. CREATION AND DESCRIPTION OF SECURITY INTEREST; TRANSFERABILITY; ESCROW.

                  (a) In consideration of the loan to Pledgor under the Secured Loan Agreement, Pledgor, pursuant to the Commercial Code of the State of Nevada, hereby pledges such Shares (herein sometimes referred to as the "COLLATERAL") represented by the certificates therefor, duly endorsed in blank or with executed stock powers, and herewith delivers such certificates existing as of the date hereof, and agrees to deliver such certificates as Pledgor may acquire in the future in order to bring the Collateral to the desired share level, to the Secretary of Pledgee or the Secretary's designee (the "PLEDGEHOLDER"), who shall hold said certificates subject to the terms and conditions of this Security Agreement.

                  (b) The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Secured Loan Agreement.

                  (c) Except as required to enable Pledgee to exercise its rights as a secured party, none of the Shares pledged under this Section 1 may be sold, transferred, pledged, hypothecated or otherwise disposed of by Pledgor.

                  (d) To ensure the ability of Pledgee to exercise its rights as a secured party hereunder, Pledgor shall, upon execution of this Agreement, deliver and deposit with the Secretary of Pledgee, or such other person designated by Pledgee, the share certificates representing the Shares currently held by Pledgor, and to do the same in the future at such time as Pledgor may acquire additional certificates, together with a stock power, duly endorsed in blank, in the form attached hereto as EXHIBIT B-1, provided, however, that Pledgor shall in no case be obligated to deliver certificates to Pledgee for Collateral in excess of the original aggregate number of shares of the Company's Common Stock constituting the Collateral hereunder, plus any additional shares relating thereto resulting from any stock splits, stock dividends or recapitalizations. The Shares and stock power(s) shall be held by Pledgee in escrow, until such time as the Note shall have been paid in full or defaulted upon. As a further inducement to Pledgee to loan to Pledgor the funds represented by the Note, the spouse of Pledgor, shall execute and deliver to Pledgee a Consent of Spouse in the form attached hereto as EXHIBIT B-2, agreeing to the terms of this Agreement with respect to any community property interest she may or may not have in the pledged Shares.

         2. PLEDGOR'S REPRESENTATIONS AND COVENANTS. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

                  (a) PAYMENT OF INDEBTEDNESS. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

                  (b) ENCUMBRANCES. All Shares now or hereafter pledged under this Agreement are and shall be free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

         3. VOTING RIGHTS. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

         4. STOCK ADJUSTMENTS. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgeholder under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgee held by Pledgor as a result thereof.

         5. WARRANTS AND RIGHTS. In the event that, during the term of this pledge, subscription warrants or other rights or options shall be issued in connection with the pledged Shares, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

         6. DEFAULT. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

                  (a) Pledgor fails to pay any principal or interest on the Note within ten (10) days of receipt of demand for payment thereof;

                  (b) That a bankruptcy or insolvency proceeding is instituted by or against Pledgor, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors; or

                  (c) Pledgor fails to perform any of the covenants contained in this Security Agreement for a period of ten (10) days after written notice thereof from Pledgee.

         In the case of an event of default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor (in the cases of defaults under items (b) or (c) above), and Pledgee shall thereafter be entitled to pursue its remedies under the Nevada Commercial Code. Without limiting the foregoing, Pledgor explicitly acknowledges that upon default Pledgee will be entitled to take possession and ownership of all or any part of the Shares and may, but will not be obligated to, retain them in satisfaction of the amounts owed under the Note. In view of the Pledgee's limited ability to resell the Shares, Pledgor agrees that if Pledgee elects to retain the Shares in satisfaction of the Note balance and gives notice thereof to Pledgor, Pledgor will not object under NRS 104.9505(2) to Pledgee's retention thereof. Nothing herein shall require the Pledgor to proceed against the Collateral in the event of a default.

         7. WITHDRAWAL OR SUBSTITUTION OF COLLATERAL. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

         8. TERM. The pledge of the Shares shall continue until the payment of all indebtedness secured hereby, at which time the Shares shall be promptly delivered to Pledgor.

         9. PLEDGEHOLDER LIABILITY. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

         10. INVALIDITY OF PARTICULAR PROVISIONS. In the event any provision of this Agreement is found to be invalid, illegal or unenforceable, the validity, legality and enforceability of any of the remaining provisions shall not in any way be affected or impaired thereby, and that provision shall be reformed, construed and enforced to the maximum extent permissible, provided that this Agreement shall not then substantially deprive either party of the initially bargained-for performance of the other party. Any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

         11. SUCCESSORS OR ASSIGNS. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

         12. GOVERNING LAW. This Security Agreement shall be interpreted and governed under the laws of the State of Nevada.

         IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.


         "PLEDGOR"                         KENNETH W. HAWK



                                                   /s/ Ken Hawk
                                           -------------------------------------
                                           (Signature)

                                           Address: 4375 Meadowgate Trail
                                                    Reno, NV  89509


         "PLEDGEE"                         IGO CORPORATION


                                           By:      /s/ Richard M. Shaff
                                               ---------------------------------

                                           Title: CFO
                                                  ------------------------------

                                           Address: 9393 Gateway Drive
                                                    Reno, NV  89511

                                   EXHIBIT B-1

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


         FOR VALUE RECEIVED I hereby sell, assign and transfer unto ____________ ______________________________________ (_______) shares of the Common Stock of
iGo Corporation, a Delaware corporation, standing in my name on the books of said corporation and represented by Certificate No(s). _______________ herewith and do hereby irrevocably constitute and appoint the Secretary or any Assistant Secretary of said corporation to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.


Dated:______________________________



                                        Signature:


                                                   /s/ Ken Hawk
                                        ----------------------------------------
                                        Kenneth W. Hawk



--------------------------------------------------------------------------------
Note: This Assignment Separate from Certificate was executed in conjunction with the terms of a Security Agreement between the above assignor and iGo Corporation dated January 2, 2001, for the purpose of enabling the assignee to exercise its rights as a secured party thereunder without requiring additional signatures on the part of the assignor.
--------------------------------------------------------------------------------

                                   EXHIBIT B-2

                                CONSENT OF SPOUSE




         I, KAREN LYNN HAWK, spouse of Kenneth W. Hawk, have read and approved the foregoing Secured Loan Agreement and the exhibits thereto (the "AGREEMENT"). In consideration of granting of the right to my spouse to borrow funds as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights under such Agreement or in any shares of iGo Corporation serving as collateral pursuant thereto under the community property laws of the State of Nevada or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Agreement.


Dated:  January 2, 2001


                                           Signature:


                                                   /s/ Karen Hawk
                                           ------------------------------------
                                           Karen Lynn Hawk



--------